SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

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                         Date of Report: March 15, 1999

                                 ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

Delaware                           0-12500                  13-3145265
(State or Other Jurisdiction       Commission File          IRS Employer
of Incorporation)                  Number)                  Identification No.)

              1770 St. James Place, Houston, Texas 7705 Suite 607
                    (Address of Principal Executive Offices)

                                  713-621-3882
              (Registrant's Telephone Number, including Area Code)

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INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 10, 1999, the Board of Directors of Isramco, Inc. (the "Company") retained the certified public accounting firm of KPMG Peat Marwick LLP as independent accountants of the Company to audit the Company's financial statements.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 1999                    TTR INC.

                                             By: /s/ Haim Tsuf

                                             Haim Tsuf
                                             Chairman of the Board